UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – April 30, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On April 30, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing research results which were presented by Dr. Ronnie Poon, from the Department of Surgery, University of Hong Kong at the American Association for Cancer Research (AACR) Annual Meeting. The data showed a strong anti-tumor effect in a preclinical model of liver cancer.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer Chief Financial Officer

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Rd.

Suite 405

Vancouver, BC

V6T 1Z3

Tel: (604) 822-0301

Fax: (604) 822-0302

www.chemokine.net

NEWS RELEASE

TSX: CTI         OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES LIVER CANCER DATA PRESENTED

AT THE AACR MEETING ON ITS LEAD COMPOUND, CTCE-9908

Vancouver, BC (April 30, 2008) – Chemokine Therapeutics Corp. (“Chemokine Therapeutics” or the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular disease today announced research results which were presented by Dr. Ronnie Poon, from the Department of Surgery, University of Hong Kong at the American Association for Cancer Research (AACR) Annual Meeting. The data showed a strong anti-tumor effect in a preclinical model of liver cancer.

Liver cancer in humans is routinely treated with a combination surgical and chemotherapy procedure called transarterial chemoembolization (TACE).  Dr. Poon measured an increase in bone marrow cells in patients with liver cancer one week after TACE therapy. These cells are responsible for repair and regrowth of the tumor after TACE therapy. Dr. Poon showed in his liver cancer animal model that after treatment with a surgical procedure that was equivalent to TACE, the tumor recurred through increasing recruitment of bone marrow support cells and new blood vessel formation. However, when the same surgical procedure was followed by treatment with CTCE-9908, it stopped the re-growth of the tumor. Recruitment of support cells and blood vessels were reduced, the tumor cells died and the tumor eventually disappeared. Treatment with CTCE-9908 also showed a statistically significant increase in survival of approximately 50%, when compared to surgical treatment alone.

“This data demonstrates our understanding of the duel mechanism provided by CTCE-9908 therapy. The compound not only interferes with the dissemination of cancer cells referred to as metastasis but in addition caused a profound decrease in the recruitment of those cells critical to the support and re-growth of a tumor that has been insulted by chemotherapy,” stated Walter Korz, President and Chief Executive Officer of the Company.  “This data supports the basis for the design of our upcoming Phase II clinical trial in liver cancer.”

This poster is available on the Company website at www.chemokine.net.

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells as well as cancer support cells such as cells making up new blood vessels. This binding process is believed to be critical to cell migration.  The anti-migration property of CTCE-9908 is pivotal in not only reducing recruitment of support cells that allow survival and growth of the primary tumor, but also metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to shrink the primary tumor and delay the occurrence of new tumors due to its anti-angiogenic properties and anti-metastatic activity.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net